UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 5, 2025

WORLD KINECT CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-09533	59-2459427
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9800 N.W. 41st Street Miami, Florida (Address of principal executive offices)	33178 (Zip Code)

Registrant’s telephone number, including area code: (305) 428-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WKC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2025, World Kinect Corporation (the “Company”) held its 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”). At the 2025 Annual Meeting, the shareholders of the Company, upon recommendation of the Company’s Board of Directors (the “Board”), approved the World Kinect Corporation 2025 Omnibus Plan (the “Plan”).

The purpose of the Plan is to attract and retain non-employee directors of the Company, officers and other employees of the Company and its subsidiaries, and certain consultants to the Company and its subsidiaries, and to provide such persons incentives and rewards for service and/or performance.

The Plan generally authorizes the Compensation Committee of the Board (the “Compensation Committee”) to provide for equity-based or cash-based compensation in the form of stock options, stock appreciation rights, stock units, restricted stock, restricted stock units, performance compensation awards, and certain other stock-based awards and cash incentive awards contemplated under the Plan. Subject to adjustment as described in the Plan and the Plan’s share counting rules, a total of 1,850,000 shares of common stock, par value $0.01 per share, of the Company (the “Stock”), plus any Stock remaining available under the World Fuel Services Corporation 2021 Omnibus Plan (the “2021 Plan”), the World Fuel Services Corporation 2020 Omnibus Plan, the World Fuel Services Corporation 2016 Omnibus Plan, and the World Fuel Services Corporation 2006 Omnibus Plan (including, in each case, as amended or amended and restated from time to time, and together the “Prior Plans”) on the effective date of the Plan, plus any shares of Stock with respect to awards granted under the Plan and Prior Plans that are forfeited, canceled, expire unexercised, or are settled in cash following the effective date of the Plan, are available for awards granted under the Plan. The Plan succeeds the 2021 Plan and, following the effective date of the Plan, no new awards will be granted under the Prior Plans.

The Plan permits the Compensation Committee to make certain performance-based awards to eligible participants under the Plan, which awards may be earned based on the achievement of performance goals over the relevant performance period. The Compensation Committee may establish the performance measures for awards under the Plan, which measures may be based on the achievement of one or more of the following business criteria for the Company, including on a consolidated basis, or for any subsidiary, or for business or geographical units of the Company or any subsidiary: (1) earnings per share or diluted earnings per share; (2) revenues or margins; (3) cash flow; (4) gross or net profitability/profit margins (including profitability of a product or service); (5) return measures (including return on net assets, investment, capital, equity, or sales); (6) economic value; enterprise value; (7) direct contribution; (8) net income; (9) pretax earnings; (10) earnings before interest and taxes; (11) earnings before interest, taxes, depreciation and amortization; (12) earnings after interest expense and before non-recurring or special items; (13) operating income; (14) income before interest income or expense, unusual items and income taxes, local, state, federal or foreign and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (15) working capital; (16) costs or expenses (including specified types or categories thereof); (17) identification and/or consummation of investment opportunities or completion of specified projects, including strategic mergers, acquisitions or divestitures; (18) shareholder return measures; share price; (19) debt reduction or borrowing levels; (20) improvements in capital structure; (21) sales or product volume; days sales outstanding; (22) market share (in the aggregate or by segment); (23) ratios (including operating, leverage, combined); (24) book, economic book or intrinsic book value (including book value per share); (25) entry into new markets, either geographically or by business unit; (26) customer retention and satisfaction; (27) safety and accident rates; (28) strategic plan development and implementation, including turnaround plans; (29) funds from operations; (30) any other financial or operational metric selected by the Compensation Committee; or (31) any other criteria as the Compensation Committee shall determine in its discretion.

The Plan also provides that, subject to adjustment as described in the Plan, the aggregate number of shares of Stock actually issued or transferred upon the exercise of incentive stock options will not exceed 1,850,000 shares of Stock, and non-employee Board members will not be granted more than $850,000 in compensation for such service in any one calendar year, determined as described in the Plan. The Compensation Committee will administer the Plan and the Board will be able to amend the Plan, subject to certain exceptions, all as described in the Plan. New grants of awards are permitted under the Plan generally until ten years from its effective date. In general, awards under the Plan will be subject to certain minimum vesting and/or performance period requirements, but certain exceptions may apply as described in the Plan, and awards will be subject to the Company’s clawback policies as in effect from time to time according to their terms and conditions.

This description of the Plan is qualified in its entirety by reference to the full text of the Plan, which is incorporated by reference herein as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The matters voted upon at the Company’s 2025 Annual Meeting and the results of the votes were as follows:

Proposal 1: Election of Directors

The shareholders elected each of the Company’s nominees for director for a term expiring on the date of the 2026 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michael J. Kasbar	48,099,405	1,957,427	2,173,550
Ken Bakshi	44,931,924	5,124,908	2,173,550
Jorge L. Benitez	46,894,743	3,162,089	2,173,550
Sharda Cherwoo	46,919,690	3,137,142	2,173,550
Richard A. Kassar	31,642,647	18,414,185	2,173,550
Jeffrey M. Kottkamp	49,633,211	423,621	2,173,550
John L. Manley	46,904,806	3,152,026	2,173,550
Stephen K. Roddenberry	41,595,184	8,461,648	2,173,550
Paul H. Stebbins	47,499,806	2,557,026	2,173,550

Proposal 2: Non-Binding, Advisory Vote on Executive Compensation

The shareholders approved, by a non-binding, advisory vote, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,716,667	2,270,912	69,253	2,173,550

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm

The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year.

Votes For	Votes Against	Abstentions
50,438,171	1,737,299	54,912

Proposal 4: Approval of the World Kinect Corporation 2025 Omnibus Plan

The shareholders approved the World Kinect Corporation 2025 Omnibus Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,967,579	3,023,149	66,104	2,173,550

Item 9.01.	Financial Statements and Exhibits.

d) Exhibits.

Exhibit Number	Description

10.1	World Kinect Corporation 2025 Omnibus Plan (incorporated by reference herein to Annex A to the Company’s Proxy Statement on Schedule 14A filed on April 25, 2025)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 11, 2025	World Kinect Corporation

/s/ Joel M. Williams
Joel M. Williams
Assistant Corporate Secretary